As filed with the Securities and Exchange Commission on January 7, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21315

                    NEUBERGER BERMAN REALTY INCOME FUND INC.
                    ----------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                    Neuberger Berman Realty Income Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                    1800 Massachusetts Avenue, N.W. 2nd Floor
                            Washington, DC 20036-1800
                   (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2004

NEUBERGER BERMAN REALTY INCOME FUND INC.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

CONTENTS

THE FUND

CHAIRMAN'S LETTER                                                          1

PORTFOLIO COMMENTARY/PERFORMANCE HIGHLIGHTS                                2

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS                            7

FINANCIAL STATEMENTS                                                      10

FINANCIAL HIGHLIGHTS/PER SHARE DATA                                       21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   24

DIVIDEND REINVESTMENT PLAN                                                25

DIRECTORY                                                                 27

DIRECTORS AND OFFICERS                                                    28

PROXY VOTING POLICIES AND PROCEDURES AND OTHER INFORMATION                35

CHAIRMAN'S LETTER

DEAR SHAREHOLDER,

I am pleased to present to you this annual report for the Neuberger Berman Realty Income Fund Inc. for the reporting period ending October 31, 2004. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund, which commenced operations on April 24, 2003, seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies.

Portfolio Manager Steven Brown's investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks out real estate company securities that are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

We believe our conservative investment philosophy and disciplined investment process will benefit you with superior returns over the long term.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to keep earning it.

Sincerely,

/s/ Peter Sundman

PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN
REALTY INCOME FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C) 2004 Neuberger Berman Management Inc. All rights reserved.

REALTY INCOME FUND INC. PORTFOLIO COMMENTARYS

We are pleased to announce that, for the fiscal year ending October 31, 2004, on a Net Asset Value (NAV) basis, the Neuberger Berman Realty Income Fund (NYSE:
NRI) returned 30.07% compared to 29.95% for its benchmark, the NAREIT Equity REIT Index.

Over the 12-month reporting period, the REIT market was very strong, primarily due to improving economic conditions, a benign interest rate environment, and improving real estate fundamentals. As the economy gained traction, demand and occupancy levels for commercial real estate also increased. In addition, investors continued to emphasize companies with visible earnings, which benefited the REIT market.

Among the REIT sectors, regional malls, shopping centers, and industrial properties did particularly well. Retailers also performed well, as they continued to expand over the past year, causing occupancy and rent levels to increase. Healthy consumer spending levels also contributed to retailers' strong performance. Industrial REITs generated good returns primarily due to core improvements in parts of the U.S. economy. Within the portfolio, industrial and health care REITs contributed positively to overall performance.

On the other hand, REITs that own office properties performed less well. Office properties underperformed due to concerns about oversupply and modest expansion plans. Apartment sector underperformance resulted from the low interest rate environment, encouraging first-time home buyers to become more active. Within the portfolio, apartment REITs also detracted from relative performance.

As we look out to 2005, we expect continued improvement in the U.S. economy and improving fundamentals for most types of real estate, albeit with expectations for higher interest rates. Our general outlook for REITs remains favorable and we believe that demand for REITs has the potential to remain robust.

Sincerely,

                              /s/ Steven R. Brown

                                STEVEN R. BROWN
                               PORTFOLIO MANAGER

                                               NEUBERGER BERMAN OCTOBER 31, 2004

                                                              REALTY INCOME FUND
                                                          NYSE TICKER SYMBOL NRI

1 YEAR TOTAL RETURN

NAV (1)                                                                      30.07%
MARKET PRICE (2)                                                             19.77%
AVERAGE ANNUAL TOTAL RETURN (Life of Fund as of October 31, 2004)
NAV (1)                                                                      34.72%
MARKET PRICE (2)                                                             20.23%
INCEPTION DATE                                                          04/24/2003

INDUSTRY DIVERSIFICATION
(% OF INDUSTRY HOLDINGS)

Apartments                                                                  19.5%
Commercial Services                                                          1.3
Community Centers                                                           19.3
Diversified                                                                 18.9
Health Care                                                                 19.2
Industrial                                                                   6.6
Lodging                                                                      1.0
Office                                                                      23.8
Office-Industrial                                                            7.1
Regional Malls                                                              19.4
Self Storage                                                                 3.1
Specialty                                                                    0.5
Short-Term Investments                                                     15.70
Liabilities, less cash, receivables and other assets                       (55.4)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

1.   Returns based on Net Asset Value ("NAV") of the Fund.

2.   Returns based on price of Fund shares on the New York Stock Exchange.

3. Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

GLOSSARY OF INDICES

NAREIT EQUITY REIT INDEX:  Tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its index.

                  This page has been left blank intentionally

                                               NEUBERGER BERMAN OCTOBER 31, 2004

SCHEDULE OF INVESTMENTS REALTY INCOME FUND INC.

[SIDE NOTE]

TOP TEN EQUITY HOLDINGS

     HOLDING                           %
 1   Mills Corp.                     7.6

 2   iStar Financial                 7.1

 3   Ventas, Inc.                    6.4

 4   Citigroup
     Global Markets                  5.7

 5   Health Care
     REIT                            5.7

 6   New Plan Excel
     Realty Trust                    4.5

 7   Maguire
     Properties                      4.5

 8   Apartment
     Investment &
     Management                      4.3

 9   EastGroup
     Properties                      4.1

10  Colonial
    Properties Trust                 4.1

                                                                                 MARKET VALUE+
NUMBER OF SHARES                                                              (000'S OMITTED)
COMMON STOCKS (103.6%)

APARTMENTS (15.4%)
       138,200   Amli Residential Properties
                   Trust                                                     $           4,349
       531,400   Apartment Investment &
                   Management                                                           19,497~
       430,500   Archstone-Smith Trust                                                  14,443~
       464,200   Camden Property Trust                                                  21,075
       433,500   Gables Residential Trust                                               15,823
       171,100   Home Properties                                                         7,041
         1,700   Mid-America Apartment
                   Communities                                                              67
        35,300   Post Properties                                                         1,133
         4,400   Town & Country Trust                                                      121~
        49,100   United Dominion Realty Trust                                            1,035
                                                                             -----------------
                                                                                        84,584

COMMERCIAL SERVICES (0.5%)
        92,000   Capital Trust                                                           2,693

COMMUNITY CENTERS (11.4%)
        43,400   Developers Diversified Realty                                           1,814~
        30,000   Federal Realty Investment Trust                                         1,423
       221,400   Heritage Property Investment
                   Trust                                                                 6,773
       942,400   New Plan Excel Realty Trust                                            24,653~
       331,100   Ramco-Gershenson Properties
                   Trust                                                                 8,940
       404,700   Tanger Factory Outlet Centers                                          19,122
                                                                             -----------------
                                                                                        62,725

DIVERSIFIED (13.3%)
       575,400   Colonial Properties Trust                                              22,429~
       813,100   iStar Financial                                                        33,679^^
       219,600   Lexington Corporate Properties
                   Trust                                                                 4,928~
       182,100   Vornado Realty Trust                                                   12,237~
                                                                             -----------------
                                                                                        73,273

HEALTH CARE (15.7%)
       652,800   Health Care Property Investors                                         18,168~
       382,400   Health Care REIT                                                       13,766~
       157,300   Healthcare Realty Trust                                                 6,347
       563,700   Nationwide Health Properties                                           12,723
     1,312,900   Ventas, Inc.                                                           35,317
                                                                             -----------------
                                                                                        86,321

INDUSTRIAL (6.6%)
       642,129   EastGroup Properties                                                   22,750
       353,000   First Industrial Realty Trust                                          13,626
                                                                             -----------------
                                                                                        36,376

LODGING (0.4%)
        18,300   Eagle Hospitality Properties
                   Trust                                                     $             174
        51,000   Hospitality Properties Trust                                            2,185
                                                                             -----------------
                                                                                         2,359

OFFICE (20.5%)
       191,000   Arden Realty                                                            6,509
       385,400   Brandywine Realty Trust                                                11,339
       290,400   CarrAmerica Realty                                                      9,360
       374,300   Equity Office Properties Trust                                         10,525
       217,000   Glenborough Realty Trust                                                4,557
       408,700   Highwoods Properties                                                   10,140~
       341,000   HRPT Properties Trust                                                   3,816
       271,300   Kilroy Realty                                                          10,784
       132,200   Mack-Cali Realty                                                        5,839
       942,000   Maguire Properties                                                     24,633
       323,500   Prentiss Properties Trust                                              11,640
       233,600   Trizec Properties                                                       3,726
                                                                             -----------------
                                                                                       112,868

OFFICE--INDUSTRIAL (7.1%)
       149,500   Bedford Property Investors                                              4,298
       332,200   Liberty Property Trust                                                 13,471
       704,700   Reckson Associates Realty                                              21,387~
                                                                             -----------------
                                                                                        39,156

REGIONAL MALLS (9.6%)
        55,500   CBL & Associates Properties                                             3,638
       452,700   Glimcher Realty Trust                                                  11,689~
       104,700   Macerich Co.                                                            6,256
       164,000   Mills Corp.                                                             9,094~
       177,600   Pennsylvania REIT                                                       7,202
       253,200   Simon Property Group                                                   14,766~
        10,400   Taubman Centers                                                           298
                                                                             -----------------
                                                                                        52,943

SELF STORAGE (3.1%)
       175,100   Extra Space Storage                                                     2,427~
       119,700   Public Storage, Depositary
                   Shares                                                                3,402
        75,700   Shurgard Storage Centers                                                3,005~
       131,500   Sovran Self Storage                                                     5,138~
       195,000   U-Store-It Trust                                                        3,258~
                                                                             -----------------
                                                                                        17,230

TOTAL COMMON STOCKS
(COST $420,094)                                                                        570,528
                                                                             -----------------

See Notes to Schedule of Investments

                                                                                 MARKET VALUE+
NUMBER OF SHARES                                                              (000'S OMITTED)
PREFERRED STOCKS (36.1%)

APARTMENTS (4.1%)
         7,200   Apartment Investment &
                   Management, Ser. Q                                        $             194
         8,600   Apartment Investment &
                   Management, Ser. R                                                      232
       138,000   Apartment Investment &
                   Management, Ser. T                                                    3,477
       377,800   Mid-America Apartment
                   Communities, Ser. H                                                   9,929
       151,300   Post Properties, Ser. A                                                 8,927
                                                                             -----------------
                                                                                        22,759

COMMERCIAL SERVICES (0.8%)
       156,000   Anthracite Capital, Ser. C                                              4,126

COMMUNITY CENTERS (7.9%)
       743,644   Citigroup Global Markets                                               31,419
        66,000   Developers Diversified Realty,
                   Ser. I                                                                1,705
        49,600   Ramco-Gershenson Properties
                   Trust, Ser. B                                                         1,364
        85,500   Saul Centers, Ser. A                                                    2,266~
        60,000   Urstadt Biddle Properties,
                   Ser. C                                                                6,585**
                                                                             -----------------
                                                                                        43,339

DIVERSIFIED (5.6%)
       398,600   Crescent Real Estate Equities,
                   Ser. B                                                               10,822
       200,000   iStar Financial, Ser. E                                                 5,220
       580,000   Lexington Corp. Properties
                   Trust, Ser. B                                                        15,010
                                                                             -----------------
                                                                                        31,052

HEALTH CARE (3.5%)
       685,000   Health Care REIT, Ser. D                                               17,596
        59,000   LTC Properties, Ser. F                                                  1,516
         1,000   Nationwide Health Properties                                              103
                                                                             -----------------
                                                                                        19,215

LODGING (0.6%)
        81,700   Hospitality Properties Trust,
                   Ser. B                                                                2,249
        32,000   Host Marriott, Ser. E                                                     878
         5,300   LaSalle Hotel Properties, Ser. A                                          148
                                                                             -----------------
                                                                                         3,275

OFFICE (3.3%)
        23,200   Highwoods Properties, Ser. B                                              586
        96,400   Highwoods Properties, Ser. D                                            2,420
        50,000   HRPT Properties Trust, Ser. B                                           1,372
       480,000   Parkway Properties, Ser. D                                             12,480
        53,200   SL Green Realty, Ser. D                                                 1,370
                                                                             -----------------
                                                                                        18,228

REGIONAL MALLS (9.8%)
        40,000   CBL & Associates Properties,
                   Ser. B                                                    $           2,178~
        48,000   Glimcher Realty Trust, Ser. F                                           1,269
       108,500   Glimcher Realty Trust, Ser. G                                           2,755
        31,200   Mills Corp., Ser. B                                                       859
       206,200   Mills Corp., Ser. C                                                     5,625
       965,900   Mills Corp., Ser. E                                                    26,166
       225,300   Pennsylvania REIT, Ser. A                                              13,631
        23,400   Simon Property Group, Ser. I                                            1,272
         7,700   Taubman Centers, Ser. A                                                   196
                                                                             -----------------
                                                                                        53,951

SPECIALTY (0.5%)
        30,000   Capital Automotive REIT, Ser. B                                           783
        76,500   Entertainment Properties
                   Trust, Ser. A                                                         2,064
                                                                             -----------------
                                                                                         2,847

TOTAL PREFERRED STOCKS
(COST $182,306)                                                                        198,792
                                                                             -----------------

PRINCIPAL AMOUNT

SHORT-TERM INVESTMENTS (15.7%)
$   83,008,100   N&B Securities Lending
                   Quality Fund, LLC                                                    83,008++
     3,376,748   Neuberger Berman
                   Institutional Cash Fund
                   Trust Class                                                           3,377@
                                                                             -----------------

TOTAL SHORT-TERM INVESTMENTS
(COST $86,385)                                                                          86,385#
                                                                             -----------------

TOTAL INVESTMENTS (155.4%)
(COST $688,785)                                                                        855,705##
Liabilities, less cash, receivables
  and other assets [(14.0%)]                                                           (77,205)
Liquidation Value of Auction
  Preferred Shares [(41.4%)]                                                          (228,000)
                                                                             -----------------

TOTAL NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS (100.0%)                                                 $         550,500
                                                                             -----------------

                                              NEUBERGER  BERMAN OCTOBER 31, 2004

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Realty Income Fund Inc. (the "Fund") are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Directors of the Fund (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#    At cost, which approximates market value.
## At October 31, 2004, the cost of investments for U.S. Federal income tax purposes was $688,785,000. Gross unrealized appreciation of investments was $167,046,000 and gross unrealized depreciation of investments was $126,000 resulting in net unrealized appreciation of $166,920,000, based on cost for U.S. Federal income tax purposes.
*    Non-income producing security.
** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At October 31, 2004, these securities amounted to $6,585,000 or 1.2% of net assets applicable to common shareholders.
^^ All or a portion of this security is segregated as collateral for interest rate swap contracts.
@ Neuberger Berman Institutional Cash Fund ("Institutional Cash") is also managed by Neuberger Berman Management Inc. (see Notes A and E of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Institutional Cash.
~ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund (see Notes A and E of Notes to Financial Statements).

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN                                                                    REALTY INCOME
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                     FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                          $      769,320
     Affiliated issuers                                                                    86,385
=================================================================================================
                                                                                          855,705
     Interest rate swaps, at market value (Note A)                                          4,118
-------------------------------------------------------------------------------------------------
     Dividends and interest receivable                                                      2,544
     Prepaid expenses and other assets                                                         29
=================================================================================================
TOTAL ASSETS                                                                              862,396
=================================================================================================
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                  83,008
     Dividends payable--preferred shares                                                       56
-------------------------------------------------------------------------------------------------
     Dividends payable--common shares                                                         346
     Payable to investment manager--net (Notes A & B)                                         220
-------------------------------------------------------------------------------------------------
     Payable to administrator (Note B)                                                        158
     Accrued expenses and other payables                                                      108
=================================================================================================
TOTAL LIABILITIES                                                                          83,896
=================================================================================================
AUCTION PREFERRED SHARES SERIES A, B, C & D AT LIQUIDATION VALUE
     14,000 shares authorized; 9,120 shares issued and outstanding
     $.0001 par value; $25,000 liquidation value per share (Note A)                       228,000
=================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                              $      550,500
=================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
     Paid-in capital--common shares                                                $      379,851
     Distributions in excess of net investment income                                        (389)
-------------------------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation) in value of investments                   171,038
=================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                              $      550,500
=================================================================================================
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,986,000 SHARES AUTHORIZED)                27,372
=================================================================================================
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                       $        20.11
=================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                               $       79,596
=================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                          $      602,400
     Affiliated issuers                                                                    86,385
=================================================================================================
TOTAL COST OF INVESTMENTS                                                          $      688,785
=================================================================================================

See Notes to Financial Statements

                            NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2004

STATEMENT OF OPERATIONS

NEUBERGER BERMAN                                                                    REALTY INCOME
(000'S OMITTED)                                                                              FUND
INVESTMENT INCOME

INCOME:
Dividend income--unaffiliated issuers                                              $       32,794
Income from investments in affiliated issuers (Note A)                                         50
-------------------------------------------------------------------------------------------------
Income from securities loaned--affiliated issuer (Note A)                                      32
=================================================================================================
Total income                                                                               32,876
=================================================================================================

EXPENSES:
Investment management fee (Notes A & B)                                                     4,371
Administration fee (Note B)                                                                 1,821
-------------------------------------------------------------------------------------------------
Auction agent fees (Note B)                                                                   616
Audit fees                                                                                     41
-------------------------------------------------------------------------------------------------
Basic maintenance expense (Note B)                                                             25
Custodian fees (Note B)                                                                       178
-------------------------------------------------------------------------------------------------
Directors' fees and expenses                                                                   26
Insurance expense                                                                              18
-------------------------------------------------------------------------------------------------
Legal fees                                                                                     66
Shareholder reports                                                                           111
-------------------------------------------------------------------------------------------------
Stock exchange listing fees                                                                    40
Stock transfer agent fees                                                                      33
-------------------------------------------------------------------------------------------------
Miscellaneous                                                                                   3
=================================================================================================
Total expenses                                                                              7,349

Investment management fee waived (Notes A & B)                                             (1,827)
Expenses reduced by custodian fee expense offset and commission recapture
  arrangements (Note B)                                                                        (7)
=================================================================================================
Total net expenses                                                                          5,515
=================================================================================================
Net investment income                                                                      27,361
=================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                               8,396
       ------------------------------------------------------------------------------------------
       Interest rate swap contracts                                                        (1,882)
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                 100,129
       Interest rate swap contracts                                                        (1,745)
       ------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                            104,898
=================================================================================================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
       Net investment income                                                               (3,079)
       ==========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS                                                          $      129,180
=================================================================================================

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      REALTY INCOME FUND
                                                                               --------------------------------
                                                                                                    PERIOD FROM
                                                                                      YEAR       APRIL 29, 2003
                                                                                     ENDED        (COMMENCEMENT
NEUBERGER BERMAN                                                               OCTOBER 31,    OF OPERATIONS) TO
(000'S OMITTED)                                                                       2004     OCTOBER 31, 2003
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                              $         27,361    $          11,641
Net realized gain (loss) on investments                                              6,514                1,553
---------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                 98,384               72,654
===============================================================================================================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income                                                               (2,126)                (599)
Net realized gain on investments                                                      (590)                 (77)
---------------------------------------------------------------------------------------------------------------
Tax return of capital                                                                 (363)                (130)
===============================================================================================================
Total distributions to preferred shareholders                                       (3,079)                (806)
===============================================================================================================
Net increase (decrease) in net assets applicable to common shareholders
  resulting from operations                                                        129,180               85,042
===============================================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                                              (25,515)             (11,441)
Net realized gain on investments                                                    (7,083)              (1,476)
---------------------------------------------------------------------------------------------------------------
Tax return of capital                                                               (4,353)              (2,477)
===============================================================================================================
Total distributions to common shareholders                                         (36,951)             (15,394)
===============================================================================================================
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from initial capitalization (Note D)                                       --                  100
Net proceeds from issuance of common shares                                             --              343,080
---------------------------------------------------------------------------------------------------------------
Net proceeds from underwriters' over-allotment option exercised                         --               47,745
Proceeds from reinvestment of dividends                                                 --                  377
---------------------------------------------------------------------------------------------------------------
Preferred shares offering costs                                                        (50)              (2,629)
===============================================================================================================
Total net proceeds from capital share transactions                                     (50)             388,673
===============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS             92,179              458,321

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                                458,321                   --
===============================================================================================================
End of period                                                             $        550,500    $         458,321
===============================================================================================================
Distributions in excess of net investment income at end of period         $           (389)   $            (399)
===============================================================================================================

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

NOTES TO FINANCIAL STATEMENTS REALTY INCOME FUND INC.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Realty Income Fund Inc. (the "Fund") was organized as a Maryland corporation on March 4, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until April 29, 2003, other than matters relating to its organization and the sale on April 14, 2003 of 6,981 shares of common stock for $100,003 ($14.325 per share) to Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser. The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     As determined on October 31, 2004, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the year ended October 31, 2004 and the period ended October 31, 2003 were as follows:

                                                       DISTRIBUTIONS PAID FROM:
                                                LONG-TERM                    TAX RETURN OF
             ORDINARY INCOME                   CAPITAL GAIN                     CAPITAL                         TOTAL
          2004            2003             2004            2003          2004              2003          2004            2003
     $  28,122,835   $  12,073,815   $   7,191,866   $   1,518,618   $   4,716,586   $   2,607,119   $  40,031,287   $  16,199,552

     As of October 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

     UNDISTRIBUTED         UNDISTRIBUTED             UNREALIZED                 LOSS
          ORDINARY             LONG-TERM           APPRECIATION        CARRYFORWARDS
            INCOME                  GAIN         (DEPRECIATION)        AND DEFERRALS                     TOTAL
             $  --                 $  --         $  171,051,311                $  --            $  171,051,311

     The differences between book and tax basis distributable earnings are primarily due to timing differences on dividend payments and income recognized on interest rate swaps.

5 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable distribution. In an effort to maintain a stable distribution amount, distributions may consist of net investment income, realized gains and paid-in capital. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Dividends and distributions to preferred shareholders are accrued and determined as described in Note A-7.

     The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of investment income, long-term capital gains, and return of REIT capital but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2004, the Fund estimated these amounts within the Statement of Operations since the information is not available from the REITs until after the Fund's fiscal year end. The character of distributions paid to shareholders, as disclosed within the Statement of Changes, is based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Form 1099s received to date. After calendar year-end, REITs often recharacterize the nature of the distributions paid during that year, frequently with the result that distributions previously identified as income are recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, the Fund adjusts to actual, estimates previously recorded. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099.

     On September 29, 2004, the Fund declared two monthly dividends to common shareholders from its net investment income in the amount of $0.1125 per share per month, payable after the close of the reporting period, on November 30, 2004 and December 31, 2004, to shareholders of record on November 12, 2004 and December 15, 2004, respectively, with ex-dividend dates of November 10, 2004 and December 13, 2004, respectively.

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On June 5, 2003, the Fund re-classified 12,000 unissued shares of capital stock as Series A Auction Preferred Shares, Series B Auction Preferred Shares, Series C Auction Preferred Shares and Series D Auction Preferred Shares ("Preferred Shares"). On June 23, 2003, the Fund issued 1,950 Series A Auction Preferred Shares, 1,950 Series B Auction Preferred Shares, 1,950 Series C Auction Preferred Shares and 1,950 Series D Auction Preferred Shares. On September 10, 2003, the Fund re-classified an additional 2,000 unissued shares of capital stock as Preferred Shares. On October 24, 2003, the Fund issued an additional 330 Series A Auction Preferred Shares, 330 Series B Auction Preferred Shares, 330 Series C Auction Preferred Shares and 330 Series D Auction Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, dividends to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Dividend rates are reset every 7 days based on the results of an auction, except during special rate periods. For the year ended October 31, 2004, dividend rates ranged from 1.06% to 2.24% for Series A, 1.05% to 1.97% for Series B, 1.05% to 2.00% for Series C, and 1.04% to 1.94% for Series D Preferred Shares. The Fund declared dividends to preferred shareholders for the period November 1, 2004 to November 30, 2004 of $90,751, $93,578, $93,337, and $89,187 for Series A, Series B, Series C,
     and Series D Preferred Shares, respectively.

     The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any dividend payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay dividends on Preferred Shares for two consecutive years.

8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that the Fund's investment manager has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap agreements, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. As a result of the SEC staff guidance, the Fund recorded an adjustment to reflect the reclassification of such amounts. The adjustment resulted in an increase to distributions in excess of net investment income of $767,939, and a corresponding decrease to accumulated net realized gains/losses as of November 1, 2003. The current year impact increased net investment income by $1,895,017 increased net realized losses by $1,882,397 and decreased unrealized appreciation (depreciation) in value of investments by $12,620, and therefore did not impact the Fund's total net assets or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2004, the Fund had outstanding interest rate swap contracts as follows:

                                                           RATE TYPE
                                                   --------------------------
                                                   FIXED-RATE   VARIABLE-RATE         ACCRUED
     SWAP                                            PAYMENTS        PAYMENTS    NET INTEREST      UNREALIZED
     COUNTER              NOTIONAL    TERMINATION     MADE BY     RECEIVED BY      RECEIVABLE    APPRECIATION           TOTAL
     PARTY                  AMOUNT           DATE    THE FUND     THE FUND(1)       (PAYABLE)   (DEPRECIATION)     FAIR VALUE
     Citibank, N.A. $   83,000,000  June 26, 2007        2.22%           1.94%   $     (3,873)   $  1,875,687    $  1,871,814
     Citibank, N.A. $   82,000,000  June 26, 2008        2.58%           1.94%         (8,747)      2,255,803       2,247,056
                                                                                 ------------    ------------    ------------
                                                                                 $    (12,620)   $  4,131,490    $  4,118,870

     (1) 30 day LIBOR (London Interbank Offered Rate)

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC, which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Fund's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended October 31, 2004, the Fund paid Neuberger $7,122 under the Agreement.

     The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affiliated issuer.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same Board members as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the year ended October 31, 2004, management fees waived on the Cash Fund amounted to $5,660. For the year ended October 31, 2004, income earned on this investment amounted to $50,102 and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

12 ORGANIZATION EXPENSES AND OFFERING COSTS: Management has agreed to pay all organizational expenses and the amount by which the Fund's offering costs for common stock (other than sales load) exceed $0.03 per share. The costs incurred by Management were $116,384. Offering costs for common stock paid by the Fund were charged as a reduction of common stock paid-in-capital at the completion of the Fund's offerings and amounted to $820,409.

     Additionally, offering costs of $399,423 and a sales load of $2,280,000 incurred through the issuance of Preferred Shares were charged as a reduction of common stock paid-in-capital at the completion of the Fund's Preferred Shares offerings.

     As of October 31, 2004 there was no remaining payable for offering costs.

13 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

14 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

                    YEAR ENDED                  % OF AVERAGE
                    OCTOBER 31,             DAILY MANAGED ASSETS
         ----------------------------------------------------------------
                    2004 - 2007                     0.25
                       2008                         0.20
                       2009                         0.15
                       2010                         0.10
                       2011                         0.05

     Management has not agreed to waive any portion of its fees beyond October 31, 2011.

     For the year ended October 31, 2004, such waived fees amounted to $1,821,171.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended October 31, 2004, the impact of this arrangement was a reduction of $6,104.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $611.

     In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA rating on the Preferred Shares. 'Discounted Value' refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at a rate depending on their rating. The Fund pays a fee to State Street, as Fund sub-administrator, for the preparation of this report.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended October 31, 2004, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $27,214,665 and $9,068,078, respectively.

     During the year ended October 31, 2004, brokerage commissions on securities transactions amounted to $34,616, of which Neuberger received $1,321, Lehman received $5,005, and other brokers received $28,290.

     NOTE D--CAPITAL:

     At October 31, 2004, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

                                          COMMON SHARES          COMMON SHARES
                                            OUTSTANDING     OWNED BY NEUBERGER
                                             27,372,139                  6,981

     Transactions in common shares for the year ended October 31, 2004 and the period ended October 31, 2003 were as follows:

     COMMON SHARES ISSUED IN CONNECTION WITH:

                                                   UNDERWRITERS' EXERCISE       REINVESTMENT OF
             INITIAL                                    OF OVER-ALLOTMENT         DIVIDENDS AND   NET INCREASE IN COMMON
      CAPITALIZATION     INITIAL PUBLIC OFFERING                   OPTION         DISTRIBUTIONS       SHARES OUTSTANDING
     2004       2003           2004         2003         2004        2003       2004       2003        2004         2003
       --      6,981             --   24,000,000           --   3,340,000         --     25,158          --   27,372,139

     NOTE E--INVESTMENTS IN AFFILIATES*:

                                   BALANCE OF                                    BALANCE OF                           INCOME FROM
                                       SHARES                           GROSS        SHARES                        INVESTMENTS IN
                                         HELD           GROSS           SALES          HELD            VALUE   AFFILIATED ISSUERS
                                  OCTOBER 31,       PURCHASES             AND   OCTOBER 31,      OCTOBER 31,    INCLUDED IN TOTAL
     NAME OF ISSUER                      2003   AND ADDITIONS      REDUCTIONS          2004             2004               INCOME
     N&B Securities Lending
       Quality Fund, LLC**         16,189,400   7,567,467,200   7,500,648,500    83,008,100   $   83,008,100       $       31,956
     Neuberger Berman
       Institutional Cash Fund
       Trust Class***              35,894,615      40,815,842      73,333,709     3,376,748        3,376,748               50,102
                                                                                              --------------       --------------
     Total                                                                                    $   86,384,848       $       82,058

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

     ** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     *** Neuberger Berman Institutional Cash Fund ("Institutional Cash") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Institutional Cash.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

FINANCIAL HIGHLIGHTS REALTY INCOME FUND INC.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.^^

                                                                                                                      PERIOD FROM
                                                                                                    YEAR ENDED    APRIL 29, 2003^
                                                                                                    OCTOBER 31,    TO OCTOBER 31,
                                                                                                 --------------   ---------------
                                                                                                           2004              2003
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                                                $        16.74    $        14.33
                                                                                                 --------------    --------------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)                                                                               1.00(Y)            .43
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                                           3.83(Y)           2.70
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                                                   (.08)             (.02)
   NET CAPITAL GAINS                                                                                       (.02)             (.00)
   TAX RETURN OF CAPITAL                                                                                   (.01)             (.01)
                                                                                                 --------------    --------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                                                           (.11)             (.03)
                                                                                                 --------------    --------------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                                         4.72              3.10
                                                                                                 --------------    --------------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                                                   (.93)             (.42)
   NET CAPITAL GAINS                                                                                       (.26)             (.05)
   TAX RETURN OF CAPITAL                                                                                   (.16)             (.09)
                                                                                                 --------------    --------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                                             (1.35)             (.56)
                                                                                                 --------------    --------------
LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                                                                    --              (.03)
ISSUANCE OF PREFERRED SHARES                                                                               (.00)             (.10)
                                                                                                 --------------    --------------
TOTAL CAPITAL CHARGES                                                                                      (.00)             (.13)
                                                                                                 --------------    --------------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                                      $        20.11    $        16.74
                                                                                                 --------------    --------------
COMMON SHARE MARKET VALUE, END OF PERIOD                                                         $        17.70    $        16.00
                                                                                                 --------------    --------------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                                              +30.07%           +21.16%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                                                 +19.77%           +10.60%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN MILLIONS)                        $        550.5    $        458.3
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000 PER SHARE LIQUIDATION PREFERENCE)
  (IN MILLIONS)                                                                                  $        228.0    $        228.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS#                           1.10%(Y)          1.35%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS++                            1.10%(Y)          1.35%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED STOCK DIVIDENDS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                            5.47%(Y)          5.42%*
RATIO OF PREFERRED STOCK DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                  .62%              .37%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED STOCK DIVIDENDS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                            4.85%(Y)          5.05%*
PORTFOLIO TURNOVER RATE                                                                                       1%                1%
 ASSET COVERAGE PER SHARE OF PREFERRED STOCK, END OF PERIOD@                                     $       85,368    $       75,257

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS REALTY INCOME FUND INC.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Total return would have been lower if Management had not waived a portion of the investment management fee. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After waiver of a portion of the investment management fee. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                           YEAR ENDED           PERIOD ENDED
                                          OCTOBER 31,            OCTOBER 31,
                                                 2004                2003(1)
                                                 1.47%                  1.68%

(1)  Period from April 29, 2003 to October 31, 2003.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid dividends on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

++ Expense ratios do not include the effect of dividend payments to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares outstanding.

^^ The per share amounts which are shown have been computed based on the average number of shares outstanding during the year ended October 31, 2004 and the period ended October 31, 2003.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

(Y) Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

                                                                                 YEAR ENDED       PERIOD ENDED
                                                                                OCTOBER 31,        OCTOBER 31,
                                                                                       2004            2003(1)
Net Investment Income                                                                   .07                .06
Net Gains or Losses in Securities (both realized and unrealized)                       (.07)              (.06)
Ratio of Gross Expenses to Average Net Assets Applicable to
   Common Shareholders                                                                 (.38)              (.36)
Ratio of Net Expenses to Average Net Assets Applicable to
   Common Shareholders                                                                 (.38)              (.36)
Ratio of Net Investment Income (Loss) Excluding Preferred Stock
   Dividends to Average Net Assets Applicable to Common Shareholders                    .38%               .36%
Ratio of Net Investment Income (Loss) Including Preferred Stock
   Dividends to Average Net Assets Applicable to Common Shareholders                    .38%               .36%

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Neuberger Berman Realty Income Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Realty Income Fund Inc., (the "Fund") as of October 31, 2004, and the related statement of operations for the year ended October 31, 2004, statements of changes in net assets for the year ended October 31, 2004 and the period from April 29, 2003 (commencement of operations) to October 31, 2003 and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Realty Income Fund Inc., at October 31, 2004, the results of its operations for the year ended October 31, 2004, changes in its net assets for the year ended October 31, 2004 and for the period from April 29, 2003 (commencement of operations) to October 31, 2003, and its financial highlights for the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
December 3, 2004

                                               NEUBERGER BERMAN OCTOBER 31, 2004

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the dividend payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

                                              NEUBERGER BERMAN OCTOBER 31, 2004

DIRECTORY

IRECTORY INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1221

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

DIRECTORS AND OFFICERS (UNAUDITED)

The following tables set forth information concerning the directors and officers of the Funds. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman, LLC. The Statement of Additional Information for each Fund includes additional information about fund directors and is available upon request, without charge, by calling (877) 461-1899.

THE BOARD OF DIRECTORS

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                  OVERSEEN BY         OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND            PRINCIPAL OCCUPATION(S) (2)             DIRECTOR              FUND COMPLEX BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS I

INDEPENDENT FUND DIRECTORS*

Faith Colish (69)                   Counsel, Carter Ledyard & Milburn           41             Director, American Bar Retirement
Director                            LLP (law firm) since October 2002;                         Association (ABRA) since 1997
                                    formerly, Attorney-at-Law and                              (not-for-profit membership
                                    President, Faith Colish, A                                 association).
                                    Professional Corporation, 1980 to
                                    2002.

C. Anne Harvey (67)                 Consultant, C. A. Harvey                    41             President, Board of Associates to
Director                            Associates, since June 2001;                               The National Rehabilitation
                                    formerly, Director, AARP, 1978 to                          Hospital's Board of Directors since
                                    December 2001.                                             2002; formerly, Member, Individual
                                                                                               Investors Advisory Committee to the
                                                                                               New York Stock Exchange Board of
                                                                                               Directors, 1998 to June 2002;
                                                                                               formerly, Member, American Savings
                                                                                               Education Council's Policy Board
                                                                                               (ASEC), 1998-2000; formerly,
                                                                                               Member, Executive Committee, Crime
                                                                                               Prevention Coalition of America,
                                                                                               1997-2000.

Cornelius T. Ryan (72)              Founding General Partner, Oxford            41             Director, Capital Cash Management
Director                            Partners and Oxford Bioscience                             Trust (money market fund),
                                    Partners (venture capital                                  Naragansett Insured Tax-Free Income
                                    partnerships) and President, Oxford                        Fund, Rocky Mountain Equity Fund,
                                    Venture Corporation.                                       Prime Cash Fund, several private
                                                                                               companies and QuadraMed Corporation
                                                                                               (NASDAQ).

Peter P. Trapp (59)                 Regional Manager for Atlanta                41             None.
Director                            Region, Ford Motor Credit Company
                                    since August 1997; formerly,
                                    President, Ford Life Insurance
                                    Company, April 1995 until August
                                    1997.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                  OVERSEEN BY         OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND            PRINCIPAL OCCUPATION(S) (2)             DIRECTOR              FUND COMPLEX BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED
PERSON"

Peter E. Sundman* (45)              Executive Vice President, Neuberger         41             Director and Vice President,
Chief Executive Officer,            Berman Inc. (holding company) since                        Neuberger & Berman Agency, Inc.
Director and Chairman of            1999; Head of Neuberger Berman                             since 2000; formerly, Director,
the Board                           Inc.'s Mutual Funds and                                    Neuberger Berman Inc. (holding
                                    Institutional Business since 1999;                         company) from October 1999 through
                                    President and Director, NB                                 March 2003.
                                    Management since 1999; Executive
                                    Vice President, Neuberger Berman
                                    since 1999; formerly, Principal,
                                    Neuberger Berman from 1997 until
                                    1999; formerly, Senior Vice
                                    President, NB Management from 1996
                                    until 1999.

                                                           CLASS II

INDEPENDENT FUND DIRECTORS*

John Cannon (74)                    Consultant. Formerly, Chairman, CDC         41             Independent Trustee or Director
Director                            Investment Advisers (registered                            of three series of OppenheimerFunds:
                                    investment adviser), 1993-January                          Limited Term New York
                                    1999; formerly, President and Chief                        Municipal Fund, Rochester Fund
                                    Executive Officer, AMA Investment                          Municipals, and Oppenheimer
                                    Advisors, an affiliate of the                              Convertible Securities Fund, since
                                    American Medical Association.                              1992.

Barry Hirsch (71)                   Attorney-at-Law. Formerly, Senior            41            None.
Director                            Counsel, Loews Corporation
                                    (diversified financial corporation)
                                    May 2002 until April 2003;
                                    formerly, Senior Vice President,
                                    Secretary and General Counsel,
                                    Loews Corporation.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                  OVERSEEN BY         OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND            PRINCIPAL OCCUPATION(S) (2)             DIRECTOR              FUND COMPLEX BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (54)                General Partner, Seip Investments           41             Director, H&R Block, Inc.
Director                            LP (a private investment                                   (financial services company) since
                                    partnership); formerly, President                          May 2001; Director, Forward
                                    and CEO, Westaff, Inc. (temporary                          Management, Inc. (asset management)
                                    staffing), May 2001 to January                             since 2001; formerly, Director,
                                    2002; Senior Executive at the                              General Magic (voice recognition
                                    Charles Schwab Corporation from                            software) 2001 until 2002;
                                    1983 to 1999, including Chief                              formerly, Director, E-Finance
                                    Executive Officer, Charles Schwab                          Corporation (credit decisioning
                                    Investment Management, Inc. and                            services) 1999-2003; formerly,
                                    Trustee, Schwab Family of Funds and                        Director, Save-Daily.com (micro
                                    Schwab Investments from 1997 to                            investing services) 1999-2003;
                                    1998 and Executive Vice                                    Director, Offroad Capital Inc.
                                    President-Retail Brokerage, Charles                        (pre-public internet commerce
                                    Schwab Investment Management from                          company).
                                    1994 to 1997.

DIRECTOR WHO IS AN "INTERESTED
PERSON"

Jack L. Rivkin* (64)                Executive Vice President and Chief          41             Director, Dale Carnegie and
President and Director              Investment Officer, Neuberger                              Associates, Inc. (private company)
                                    Berman Inc. (holding company) since                        since 1998; Director, Emagin Corp.
                                    2002 and 2003, respectively;                               (public company) since 1997;
                                    Executive Vice President and Chief                         Director, Solbright, Inc. (private
                                    Investment Officer, Neuberger                              company) since 1998; Director,
                                    Berman since 2002 and 2003,                                Infogate, Inc. (private company)
                                    respectively; Director and                                 since 1997; Director, Broadway
                                    Chairman, NB Management since                              Television Network (private
                                    December 2002; formerly, Executive                         company) since 2000.
                                    Vice President, Citigroup
                                    Investments, Inc. from September
                                    1995 to February 2002; formerly,
                                    Executive Vice President, Citigroup
                                    Inc. from September 1995 to
                                    February 2002.

                                                           CLASS III

INDEPENDENT FUND DIRECTORS*

Walter G. Ehlers (71)               Consultant; Retired President and           41             None.
Director                            Trustee, Teachers Insurance &
                                    Annuity (TIAA) and College
                                    Retirement Equities Fund (CREF).

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                  OVERSEEN BY         OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND            PRINCIPAL OCCUPATION(S) (2)             DIRECTOR              FUND COMPLEX BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (77)               Marcus Nadler Professor Emeritus of         41             Director, DEL Laboratories, Inc.
Director                            Finance and Economics, New York                            (cosmetics and pharmaceuticals)
                                    University Stern School of                                 since 1978; Director, The Caring
                                    Business.                                                  Community (not-for-profit).

Howard A. Mileaf (67)               Retired. Formerly, Vice President           41             Director, WHX Corporation (holding
Director                            and Special Counsel, WHX                                   company) since August 2002;
                                    Corporation (holding company)                              Director, Webfinancial Corporation
                                    1993-2001.                                                 (holding company) since December
                                                                                               2002; Director, State Theatre of
                                                                                               New Jersey (not-for-profit theater)
                                                                                               since 2000; formerly, Director,
                                                                                               Kevlin Corporation (manufacturer of
                                                                                               microwave and other products).

William E. Rulon (72)               Retired. Formerly, Senior Vice              41             Director, Pro-Kids Golf and
Director                            President, Foodmaker, Inc.                                 Learning Academy (teach golf and
                                    (operator and franchiser of                                computer usage to "at risk"
                                    restaurants) until January 1997.                           children) since 1998; formerly,
                                                                                               Director, Prandium, Inc.
                                                                                               (restaurants) from March 2001 until
                                                                                               July 2002.

Candace L. Straight (57)            Private investor and consultant             41             Director, The Proformance Insurance
Director                            specializing in the insurance                              Company (personal lines property
                                    industry; formerly, Advisory                               and casualty insurance company)
                                    Director, Securitas Capital LLC (a                         since March 2004; Director,
                                    global private equity investment                           Providence Washington (property and
                                    firm dedicated to making                                   casualty insurance company) since
                                    investments in the insurance                               December 1998; Director, Summit
                                    sector) 1998 until December 2002.                          Global Partners (insurance
                                                                                               brokerage firm) since October 2000.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                  OVERSEEN BY         OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND            PRINCIPAL OCCUPATION(S) (2)             DIRECTOR              FUND COMPLEX BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED
PERSON"

Edward I. O'Brien* (76)             Formerly, Member, Investment Policy         41             Director, Legg Mason, Inc.
Director                            Committee, Edward Jones 1993-2001;                         (financial services holding
                                    President, Securities Industry                             company) since 1993; formerly,
                                    Association ("SIA") (securities                            Director, Boston Financial Group
                                    industry's representative in                               (real estate and tax shelters)
                                    government relations and regulatory                        1993-1999.
                                    matters at the federal and state
                                    levels) 1974-1992; Adviser to SIA,
                                    November 1992-November 1993.

* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of stockholders held in 2006, 2004, and 2005 respectively, and at each third annual meeting of stockholders thereafter.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

INFORMATION ABOUT THE OFFICERS OF THE FUND (OTHER THAN THOSE LISTED ABOVE)

                                                 POSITION AND
      NAME, AGE, AND ADDRESS (1)             LENGTH OF TIME SERVED (2)                  PRINCIPAL OCCUPATION(S)
-----------------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (48)             Secretary since 2002                        Vice President-Mutual Fund Board Relations, NB
                                                                                Management since 2000; Vice President, Neuberger
                                                                                Berman since 2002 and employee since 1999;
                                                                                formerly, Vice President, NB Management from 1986
                                                                                to 1999; Secretary, fourteen registered investment
                                                                                companies for which NB Management acts as
                                                                                investment manager and administrator (four since
                                                                                2002, three since 2003, and four since 2004).

Robert Conti (48)                   Vice President since 2002                   Senior Vice President, Neuberger Berman since
                                                                                2003; formerly, Vice President, Neuberger Berman
                                                                                from 1999 until 2003; Senior Vice President, NB
                                                                                Management since 2000; formerly, Controller, NB
                                                                                Management until 1996; formerly, Treasurer, NB
                                                                                Management from 1996 until 1999; Vice President,
                                                                                fourteen registered investment companies for which
                                                                                NB Management acts as investment manager and
                                                                                administrator (three since 2000, four since 2002,
                                                                                three since 2003, and four since 2004).

Brian J. Gaffney (51)               Vice President since 2002                   Managing Director, Neuberger Berman since 1999;
                                                                                Senior Vice President, NB Management since 2000;
                                                                                formerly, Vice President, NB Management from 1997
                                                                                until 1999; Vice President, fourteen registered
                                                                                investment companies for which NB Management acts
                                                                                as investment manager and administrator (three
                                                                                since 2000, four since 2002, three since 2003, and
                                                                                four since 2004).

Sheila R. James (39)                Assistant Secretary since 2002              Employee, Neuberger Berman since 1999; Employee,
                                                                                NB Management from 1991 to 1999; Assistant
                                                                                Secretary, fourteen registered investment
                                                                                companies for which NB Management acts as
                                                                                investment manager and administrator (seven since
                                                                                2002, three since 2003, and four since 2004).

                                                 POSITION AND
      NAME, AGE, AND ADDRESS (1)             LENGTH OF TIME SERVED (2)                  PRINCIPAL OCCUPATION(S)
-----------------------------------------------------------------------------------------------------------------------------------
Kevin Lyons (49)                    Assistant Secretary since 2003              Employee, Neuberger Berman since 1999; Employee,
                                                                                NB Management from 1993 to 1999; Assistant
                                                                                Secretary, fourteen registered investment
                                                                                companies for which NB Management acts as
                                                                                investment manager and administrator (ten since
                                                                                2003 and four since 2004).

John M. McGovern (34)               Assistant Treasurer since 2002              Vice President, Neuberger Berman since January
                                                                                2004; Employee, NB Management since 1993;
                                                                                Assistant Treasurer, fourteen registered
                                                                                investment companies for which NB Management acts
                                                                                as investment manager and administrator (seven
                                                                                since 2002, three since 2003, and four since
                                                                                2004).


Barbara Muinos (45)                 Treasurer and Principal Financial and       Vice President, Neuberger Berman since 1999;
                                    Accounting Officer since 2002               formerly, Assistant Vice President, NB Management
                                                                                from 1993 to 1999; Treasurer and Principal
                                                                                Financial and Accounting Officer, fourteen
                                                                                registered investment companies for which NB
                                                                                Management acts as investment manager and
                                                                                administrator (seven since 2002, three since 2003,
                                                                                and four since 2004); formerly, Assistant
                                                                                Treasurer, three registered investment companies
                                                                                for which NB Management acts as investment manager
                                                                                and administrator from 1996 until 2002.

Frederic B. Soule (58)              Vice President since 2002                   Senior Vice President, Neuberger Berman since
                                                                                2003; formerly, Vice President, Neuberger Berman
                                                                                from 1999 until 2003; formerly, Vice President, NB
                                                                                Management from 1995 until 1999; Vice President,
                                                                                fourteen registered investment companies for which
                                                                                NB Management acts as investment manager and
                                                                                administrator (three since 2000, four since 2002,
                                                                                three since 2003, and four since 2004).

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Fund's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

CHANGES TO THE BY-LAWS

On September 21, 2004, the Board adopted an amendment to the By-Laws of the Fund stating that directors are elected by the vote of a majority of the outstanding shares entitled to vote on the matter.

CERTIFICATION

The Chief Executive Officer of the Fund certified to the New York Stock Exchange on April 14, 2004 that he was not aware of any violations by the Fund of the NYSE Corporate Governance Listing Standards. In addition, the Chief Executive Officer and the Chief Financial Officer on September 28, 2004 signed the certifications to the SEC required by Rule 30a-2 under the Investment Company Act of 1940 regarding the quality of the Fund's public disclosure.

                  This page has been left blank intentionally

[NEUBERGER BERMAN LOGO]
                                           A LEHMAN BROTHERS COMPANY

                                           NEUBERGER BERMAN MANAGEMENT INC.
                                           605 Third Avenue 2nd Floor
                                           New York, NY 10158-0180
                                           INTERNAL SALES & SERVICES
                                           877.461.1899

                                           www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

                                           [GRAPHIC] D499 12/04

                                       37
ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Realty Income Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to the Registrant's Form N-CSR filed on January 9, 2004. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent director as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees
    ----------

The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years were $31,250 and $74,000 for 2004 and 2003, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $5,000 and $0 for 2004 and 2003, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% of these services provided by E&Y for 2004, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 and $8,000 for 2004 and 2003, respectively. The nature of the services provided was tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for 2004 and 2003, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant in each of the last two fiscal years for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for 2004 and 2003, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant for each of the last two fiscal years of the Registrant were $13,700 and $8,000 for 2004 and 2003, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $256,050 and $233,037 for 2004 and 2003, respectively.

(h) The Audit Committee of the Board of Directors considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Board has established an Audit Committee to oversee particular aspects of the Registrant's management. The Audit Committee's purposes are (a) to oversee the accounting and financial reporting processes of the Registrant and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Registrant's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Registrant's compliance with legal and regulatory requirements that relate to the Portfolios' accounting and financial reporting, internal controls and independent audits; (d) to approve prior to appointment the engagement of the Registrant's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Registrant's independent auditors; and (e) to act as a liaison between the Registrant's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Cornelius
T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board has delegated to Neuberger Berman, LLC ("Neuberger Berman") the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 10. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)  A  copy  of  the  Code  of  Ethics  is   incorporated  by  reference  to
        Registrant's Form N-CSR, Investment Company Act file number 811-21334 (filed January 9, 2004).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Realty Income Fund Inc.


By:   /s/ Peter E. Sundman
      ------------------------------------
          Peter E. Sundman
          Chief Executive Officer

Date:  January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:   /s/ Peter E. Sundman
      -------------------------------------
          Peter E. Sundman
          Chief Executive Officer

Date:  January 7, 2005



By:  /s/ Barbara Muinos
     --------------------------------------
         Barbara Muinos
         Treasurer and Principal Financial
         and Accounting Officer

Date:  January 7, 2005